UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2019

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

On February 28, 2019, Encana Corporation (the “Corporation”) issued a news release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing its financial and operating results for its fourth quarter and full year ended December 31, 2018.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

Share Repurchase Program

On February 27, 2019, the Corporation issued a news release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Toronto Stock Exchange (“TSX”) has accepted its notice of intention to commence a normal course issuer bid (“NCIB”) through which the Corporation may purchase up to 149,425,839 common shares during the 12-month period commencing March 4, 2019 and ending March 3, 2020. The number of shares authorized for purchase represents 10 percent of Encana’s public float as of February 27, 2019. Purchases will be made on the open market through the facilities of the TSX, New York Stock Exchange and/or alternative trading systems at the market price at the time of acquisition, as well as by other means as may be permitted by stock exchange rules and securities laws, including by private agreements.

Quarterly Dividend

In its February 28, 2019 news release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, the Corporation also announced that its Board of Directors had declared a quarterly dividend of $0.01875 per share on the Corporation’s outstanding common shares. The dividend is payable on March 29, 2019 to holders of record at the close of business on March 15, 2019.

In the same February 28, 2019 news release, the Corporation also announced that effective immediately, it has suspended its dividend reinvestment plan (DRIP) until further notice. As a result, shareholders only receive dividends in cash effective with the dividend currently scheduled to be paid on March 29, 2019, to shareholders of record on March 15, 2019. If Encana elects to reinstate the DRIP in the future, the shareholders that were enrolled in the DRIP at suspension and remained enrolled at reinstatement will automatically resume participation in the DRIP.

2019 Full-Year Proforma Outlook

On February 27, 2019, the Corporation issued a news release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K, announcing its 2019 full-year proforma outlook.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated February 27, 2019.

Exhibit 99.2	News Release dated February 28, 2019.

Exhibit 99.3	News Release dated February 28, 2019.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated February 27, 2019.

Exhibit 99.2	News Release dated February 28, 2019.

Exhibit 99.3	News Release dated February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2019

ENCANA CORPORATION (Registrant)

By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary